UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported) August 25, 2004
                                           ---------------

                            Sharper Image Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

          Delaware                       0-15827                 94-2493558
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation                 File Number)          Identification No.)


 650 Davis Street, San Francisco, California                        94111
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   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (415) 445-6000
                                                   --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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SECTION 2: FINANCIAL INFORMATION



ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On August 19, 2004 the Company announced its financial results for the Quarter ended July 31, 2004. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and incorporated herein by reference.

           The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934.

SECTION 9: FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

           99.1 Earnings Press Release, dated August 19, 2004





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 25, 2004                       SHARPER IMAGE CORPORATION

                                             By:   /s/  Jeffrey P. Forgan
                                                 -------------------------------
                                                   Jeffrey P. Forgan
                                                   Executive Vice President and
                                                   Chief Financial Officer